DEAN WITTER RETIREMENT SERIES - LIQUID ASSET FUND
                            07/31/95


        Exhibit 16: Schedule for computation of each performance quotation provided in the Statement of Additional Information.


   (A)  The Fund's current yield for the seven days ending
        July 31, 1995

         (A-B)   x   365/N

        (1.001168 -1)  x  365/7      =           6.09%

        The Fund's effective annualized yield for the seven days ending July 31, 1995

                 365/N
        A                    - 1

                           365/7
        1.001168               - 1        = 6.28%



        WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES
   (B)  The Fund's current yield for the seven days ending
        July 31, 1995

         (A-B)   x   365/N

        (1.000980 -1)  x  365/7      =           5.11%

        The Fund's effective annualized yield for the seven days ending July 31, 1995

                 365/N
        A                    - 1

                           365/7
        1.000980               - 1        = 5.24%



        A =  Value of  a share of the Trust at end of period.
        B = Value of a share of the Trust at beginning of period. N = Number of days in the period.






DEAN WITTER RETIREMENT SERIES - U.S. GOV'T MONEY MARKET SERIES
                  07/31/95

        With Waiver of Fees and Assumption of Expenses.

        Exhibit 16: Schedule for computation of each performance quotation provided in the Statement of Additional Information.


  (16)  The Fund's current yield for the seven days ending
        July 31, 1995

         (A-B)   x   365/N

        (1.001207 -1)  x  365/7      =           6.30%

        The Fund's effective annualized yield for the seven days ending July 31, 1995

                 365/N
        A                    - 1

                           365/7
        1.001207              - 1        = 6.50%

        A =  Value of  a share of the Trust at end of period.

        B =  Value of  a share of the Trust at beginning of period.

        N =  Number of days in the  period.









DEAN WITTER RETIREMENT SERIES - U.S. GOV'T MONEY MARKET SERIES
                     07/31/95

        Without Waiver of Fees and Assumption of Expenses.

        Exhibit 16: Schedule for computation of each performance quotation provided in the Statement of Additional Information.


  (16)  The Fund's current yield for the seven days ending
        July 31, 1995

         (A-B)   x   365/N

        (1.000791 -1)  x  365/7      =           4.13%

        The Fund's effective annualized yield for the seven days ending July 31, 1995

                 365/N
        A                    - 1

                           365/7
        1.000791              - 1        = 4.21%

        A =  Value of  a share of the Trust at end of period.

        B =  Value of  a share of the Trust at beginning of period.

        N =  Number of days in the  period.







     DEAN WITTER RETIREMENT SERIES U.S. GOVERNMENT SECURITIES TRUST
            SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                   30 DAYS AS OF 7/31/95


                                           6
(A)     YIELD = 2 { [ ((a-b) /cd)  +1] -1}



        WHERE:  a = Dividends and interest earned during the period

                b = Expenses accrued for the period

                c = The average daily number of shares outstanding
                    during the period that were entitled to receive dividends

                d = The maximum offering price per share on the last
                    day of the period


                                                                           6
        YIELD = 2 { [ ((20,473.65 - 8,955.38) /419,592.925 X 9.71) +1] -1}
                                  =  3.42%

(B)     Without Waiver of Fees and Assumption of Expenses.







       DEAN WITTER RETIREMENT SERIES U.S. GOVERNMENT SECURITIES TRUST
                SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                        30 DAYS AS OF 7/31/95


                                     6
(A)     YIELD = 2 { [ ((a-b) /cd)  +1] -1}



        WHERE:  a = Dividends and interest earned during the period

                b = Expenses accrued for the period

                c = The average daily number of shares outstanding
                    during the period that were entitled to receive dividends

                d = The maximum offering price per share on the last
                    day of the period


                                                             6
        YIELD = 2 { [ ((20,473.65 - 0.00) /419,592.925 X 9.71) +1] -1}
                                  =  6.11%

(C)     With  Waiver of Fees and Assumption of Expenses.







                  SCHEDULE OF COMPUTATION OF YIELD QUOTATION
       DEAN WITTER RETIREMENT - INTERMEDIATE INCOME SECURITIES SERIES
                    30 day Yield as of 7/31/95




                                      6
        YIELD = 2{ [ ((a-b)/c * d) + 1] -1}



        WHERE:    a = Dividends and interest earned during the period

                  b = Expenses accrued for the period

                  c = The average daily number of shares outstanding
                      during the period that were entitled to receive
                               dividends

                  d = The maximum offering price per share on the last
                      day of the period



        YIELD WITHOUT EXPENSES                           6
        YIELD = 2{ [(( 4412.34-0.00)/91073.475*9.63)+1] -1}

              =     6.113594%


        YIELD WITH EXPENSES                              6
        YIELD = 2{ [(( 4412.34-2115.47)/91073.475*9.63)+1] -1}

              =     3.163323%







                SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS DEAN WITTER RETIREMENT SERIES U.S. GOVERNMENT SECURITIES TRUST

(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)
(B) TOTAL RETURN (NO LOAD FUND)

                         _                                      _
                        |        ______________________  |
FORMULA:                |       |                |
                        |  /\ n |               EV       |
                   t  = |    \  |          -------------------      |  - 1
                        |     \ |                P       |
                        |      \|                 |
                        |_                        _|

                            EV
                  TR  = ----------        - 1
                             P

          t = AVERAGE ANNUAL COMPOUND RETURN
          n = NUMBER OF YEARS
         EV = ENDING VALUE
          P = INITIAL INVESTMENT
         TR = TOTAL RETURN

                                                 (B)                                                       (A)
  $1,000                EV AS OF                TOTAL                   NUMBER OF                     AVERAGE ANNUAL
INVESTED - P           31-Jul-95                RETURN - TR             YEARS - n                   COMPOUND RETURN - t
-----------            -----------              -----------             --------------------        -------------------
 31-Jul-94              $1,077.20                       7.72%                         1.0000                   7.72%

 08-Jan-93              $1,097.50                       9.75%                         2.5519                   3.70%

(C) AVERAGE ANNUAL TOTAL RETURNS (STANDARDIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                         _                                       _
                        |        ______________________  |
FORMULA:                |       |               |
                        |  /\ n |              EVb        |
                   tb = |    \  |          --------------------      |  - 1
                        |     \ |                P       |
                        |      \|                  |
                        |_                         _|

         tb = AVERAGE ANNUAL COMPOUND RETURN
              (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER) n = NUMBER OF YEARS
        EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
              ASSUMED BY FUND MANAGER)
          P = INITIAL INVESTMENT

                                                            (C)
$1,000           EVb AS OF          NUMBER OF           AVERAGE ANNUAL
INVESTED - P        31-Jul-95       YEARS - n           COMPOUND RETURN - tb
-----------     ------------       -----------          --------------------
31-Jul-94       $1,052.90             1.0000                  5.29%

08-Jan-93       $1,031.30             2.5572                  1.21%

(D)     GROWTH OF $10,000
(E)     GROWTH OF $50,000
(F)     GROWTH OF $100,000

FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION


$10,000         TOTAL            (D)   GROWTH OF         (E)   GROWTH OF                 (F)   GROWTH OF
INVESTED - P    RETURN - TR     $10,000 INVESTMENT - G  $50,000 INVESTMENT - G           $100,000 INVESTMENT - G
-----------     -----------     ---------------------   -------------------------        -----------------------
08-Jan-93           9.75               $10,975                 $54,875                           $109,750




                SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                 DEAN WITTER RETIREMENT SERIES INTERMEDIATE INCOME

(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)
(B) TOTAL RETURN (NO LOAD FUND)

                         _                                      _
                        |        ______________________  |
FORMULA:                |       |                |
                        |  /\ n |               EV       |
                   t  = |    \  |          -------------------      |  - 1
                        |     \ |                P       |
                        |      \|                 |
                        |_                        _|

                            EV
                  TR  = ----------        - 1
                             P


          t = AVERAGE ANNUAL COMPOUND RETURN
          n = NUMBER OF YEARS
         EV = ENDING VALUE
          P = INITIAL INVESTMENT
         TR = TOTAL RETURN

                                                 (B)                                                       (A)
  $1,000                EV AS OF                TOTAL                   NUMBER OF                     AVERAGE ANNUAL
INVESTED - P           31-Jul-95                RETURN - TR             YEARS - n                   COMPOUND RETURN - t
-----------            -----------              -----------             --------------------        -------------------
 31-Jul-94              $1,092.20                       9.22%                         1.0000                   9.22%

 12-Jan-93              $1,113.40                      11.34%                         2.5462                   4.31%

(C) AVERAGE ANNUAL TOTAL RETURNS (STANDARDIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                         _                                       _
                        |        ______________________  |
FORMULA:                |       |               |
                        |  /\ n |              EVb        |
                   tb = |    \  |          --------------------      |  - 1
                        |     \ |                P       |
                        |      \|                  |
                        |_                         _|

         tb = AVERAGE ANNUAL COMPOUND RETURN
              (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER)
          n = NUMBER OF YEARS
        EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
              ASSUMED BY FUND MANAGER)
          P = INITIAL INVESTMENT
                                                            (C)
$1,000           EVb AS OF          NUMBER OF           AVERAGE ANNUAL
INVESTED - P        31-Jul-95       YEARS - n           COMPOUND RETURN - tb
-----------     ------------       -----------          --------------------

31-Jul-94       $1,063.70             1.0000                  6.37%

12-Jan-93       $1,040.70             2.5462                  1.58%

(D)     GROWTH OF $10,000
(E)     GROWTH OF $50,000
(F)     GROWTH OF $100,000


FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION



$10,000         TOTAL            (D)   GROWTH OF         (E)   GROWTH OF                 (F)   GROWTH OF
INVESTED - P    RETURN - TR     $10,000 INVESTMENT - G  $50,000 INVESTMENT - G           $100,000 INVESTMENT - G
-----------     -----------     ---------------------   -------------------------        -----------------------
12-Jan-93           11.34              $11,134                 $55,670                           $111,340





                SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                   DEAN WITTER RETIREMENT SERIES AMERICAN VALUE

(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)
(B) TOTAL RETURN (NO LOAD FUND)

                         _                                      _
                        |        ______________________  |
FORMULA:                |       |                |
                        |  /\ n |               EV       |
                   t  = |    \  |          -------------------      |  - 1
                        |     \ |                P       |
                        |      \|                 |
                        |_                        _|

                            EV
                  TR  = ----------        - 1
                             P

          t = AVERAGE ANNUAL COMPOUND RETURN
          n = NUMBER OF YEARS
         EV = ENDING VALUE
          P = INITIAL INVESTMENT
         TR = TOTAL RETURN

                                                 (B)                                                       (A)
  $1,000                EV AS OF                TOTAL                   NUMBER OF                     AVERAGE ANNUAL
INVESTED - P           31-Jul-95                RETURN - TR             YEARS - n                   COMPOUND RETURN - t
-----------            -----------              -----------             --------------------        -------------------
 31-Jul-94              $1,334.80                       33.48%                        1.0000                   33.48%

 01-Feb-93              $1,333.50                       33.35%                        2.4914                   12.24%

(C) AVERAGE ANNUAL TOTAL RETURNS (STANDARDIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                         _                                       _
                        |        ______________________  |
FORMULA:                |       |               |
                        |  /\ n |              EVb        |
                   tb = |    \  |          --------------------      |  - 1
                        |     \ |                P       |
                        |      \|                  |
                        |_                         _|

         tb = AVERAGE ANNUAL COMPOUND RETURN
              (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER) n = NUMBER OF YEARS
        EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
              ASSUMED BY FUND MANAGER)
          P = INITIAL INVESTMENT

                                                            (C)
$1,000           EVb AS OF          NUMBER OF           AVERAGE ANNUAL
INVESTED - P        31-Jul-95       YEARS - n           COMPOUND RETURN - tb
-----------     ------------       -----------          --------------------
31-Jul-94       $1,313.70             1.0000                  31.37%

01-Feb-93       $1,304.50             2.4914                  11.26%

(D)     GROWTH OF $10,000
(E)     GROWTH OF $50,000
(F)     GROWTH OF $100,000

FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION


$10,000         TOTAL            (D)   GROWTH OF         (E)   GROWTH OF                 (F)   GROWTH OF
INVESTED - P    RETURN - TR     $10,000 INVESTMENT - G  $50,000 INVESTMENT - G           $100,000 INVESTMENT - G
-----------     -----------     ---------------------   -------------------------        -----------------------
01-Feb-93           33.35              $13,335                 $66.675                        $133,350







                SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                   DEAN WITTER RETIREMENT SERIES DIVIDEND GROWTH

(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)
(B) TOTAL RETURN (NO LOAD FUND)

                         _                                      _
                        |        ______________________  |
FORMULA:                |       |                |
                        |  /\ n |               EV       |
                   t  = |    \  |          -------------------      |  - 1
                        |     \ |                P       |
                        |      \|                 |
                        |_                        _|

                            EV
                  TR  = ----------        - 1
                             P

          t = AVERAGE ANNUAL COMPOUND RETURN
          n = NUMBER OF YEARS
         EV = ENDING VALUE
          P = INITIAL INVESTMENT
         TR = TOTAL RETURN

                                                 (B)                                                       (A)
  $1,000                EV AS OF                TOTAL                   NUMBER OF                     AVERAGE ANNUAL
INVESTED - P           31-Jul-95                RETURN - TR             YEARS - n                   COMPOUND RETURN - t
-----------            -----------              -----------             --------------------        -------------------
 31-Jul-94              $1,230.70                       23.07%                        1.0000                   23.07%

 07-Jan-93              $1,399.10                       39.91%                        2.5599                   14.02%

(C) AVERAGE ANNUAL TOTAL RETURNS (STANDARDIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                         _                                       _
                        |        ______________________  |
FORMULA:                |       |               |
                        |  /\ n |              EVb        |
                   tb = |    \  |          --------------------      |  - 1
                        |     \ |                P       |
                        |      \|                  |
                        |_                         _|

         tb = AVERAGE ANNUAL COMPOUND RETURN
              (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER) n = NUMBER OF YEARS
        EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
              ASSUMED BY FUND MANAGER)
          P = INITIAL INVESTMENT

                                                            (C)
$1,000           EVb AS OF          NUMBER OF           AVERAGE ANNUAL
INVESTED - P        31-Jul-95       YEARS - n           COMPOUND RETURN - tb
-----------     ------------       -----------          --------------------
31-Jul-94       $1,196.00             1.0000                  19.60%

07-Jan-93       $1,329.10             2.5599                  11.75%

(D)     GROWTH OF $10,000
(E)     GROWTH OF $50,000
(F)     GROWTH OF $100,000

FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION


$10,000         TOTAL            (D)   GROWTH OF         (E)   GROWTH OF                 (F)   GROWTH OF
INVESTED - P    RETURN - TR     $10,000 INVESTMENT - G  $50,000 INVESTMENT - G           $100,000 INVESTMENT - G
-----------     -----------     ----------------------  -------------------------        -----------------------
07-Jan-93           39.91              $13,991                 $69,955                           $139,910





                SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                    DEAN WITTER RETIREMENT SERIES CAPITAL GROWTH

(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)
(B) TOTAL RETURN (NO LOAD FUND)

                         _                                      _
                        |        ______________________  |
FORMULA:                |       |                |
                        |  /\ n |               EV       |
                   t  = |    \  |          -------------------      |  - 1
                        |     \ |                P       |
                        |      \|                 |
                        |_                        _|

                            EV
                  TR  = ----------        - 1
                             P

          t = AVERAGE ANNUAL COMPOUND RETURN
          n = NUMBER OF YEARS
         EV = ENDING VALUE
          P = INITIAL INVESTMENT
         TR = TOTAL RETURN

                                                 (B)                                                       (A)
  $1,000                EV AS OF                TOTAL                   NUMBER OF                     AVERAGE ANNUAL
INVESTED - P           31-Jul-95                RETURN - TR             YEARS - n                   COMPOUND RETURN - t
-----------            -----------              -----------             --------------------        -------------------
 31-Jul-94              $1,200.80                       20.08%                        1.0000                   20.08%

 02-Feb-93              $1,136.30                       13.63%                        2.4887                    5.27%

(C) AVERAGE ANNUAL TOTAL RETURNS (STANDARDIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                         _                                       _
                        |        ______________________  |
FORMULA:                |       |               |
                        |  /\ n |              EVb        |
                   tb = |    \  |          --------------------      |  - 1
                        |     \ |                P       |
                        |      \|                  |
                        |_                         _|

         tb = AVERAGE ANNUAL COMPOUND RETURN
              (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER) n = NUMBER OF YEARS
        EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
              ASSUMED BY FUND MANAGER)
          P = INITIAL INVESTMENT

                                                            (C)
$1,000           EVb AS OF          NUMBER OF           AVERAGE ANNUAL
INVESTED - P        31-Jul-95       YEARS - n           COMPOUND RETURN - tb
-----------     ------------       -----------          --------------------
31-Jul-94       $1,168.90               1.00                  16.89%

02-Feb-93       $1,101.10             2.4887                   3.95%

(D)     GROWTH OF $10,000
(E)     GROWTH OF $50,000
(F)     GROWTH OF $100,000

FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION


$10,000         TOTAL            (D)   GROWTH OF         (E)   GROWTH OF                 (F)   GROWTH OF
INVESTED - P    RETURN - TR     $10,000 INVESTMENT - G  $50,000 INVESTMENT - G           $100,000 INVESTMENT - G
-----------     -----------     ---------------------   -------------------------        -----------------------
02-Feb-93           13.63              $11,363                 $56,815                           $113,630






                SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                      DEAN WITTER RETIREMENT SERIES UTILITIES

(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)
(B) TOTAL RETURN (NO LOAD FUND)

                         _                                      _
                        |        ______________________  |
FORMULA:                |       |                |
                        |  /\ n |               EV       |
                   t  = |    \  |          -------------------      |  - 1
                        |     \ |                P       |
                        |      \|                 |
                        |_                        _|

                            EV
                  TR  = ----------        - 1
                             P

          t = AVERAGE ANNUAL COMPOUND RETURN
          n = NUMBER OF YEARS
         EV = ENDING VALUE
          P = INITIAL INVESTMENT
         TR = TOTAL RETURN

                                                 (B)                                                       (A)
  $1,000                EV AS OF                TOTAL                   NUMBER OF                     AVERAGE ANNUAL
INVESTED - P           31-Jul-95                RETURN - TR             YEARS - n                   COMPOUND RETURN - t
-----------            -----------              -----------             --------------------        -------------------
 31-Jul-94              $1,121.60                       12.16%                        1.0000                   12.16%

 08-Jan-93              $1,222.10                       22.21%                        2.5572                    8.16%

(C) AVERAGE ANNUAL TOTAL RETURNS (STANDARDIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                         _                                       _
                        |        ______________________  |
FORMULA:                |       |               |
                        |  /\ n |              EVb        |
                   tb = |    \  |          --------------------      |  - 1
                        |     \ |                P       |
                        |      \|                  |
                        |_                         _|

         tb = AVERAGE ANNUAL COMPOUND RETURN
              (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER) n = NUMBER OF YEARS
        EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
              ASSUMED BY FUND MANAGER)
          P = INITIAL INVESTMENT

                                                            (C)
$1,000           EVb AS OF          NUMBER OF           AVERAGE ANNUAL
INVESTED - P        31-Jul-95       YEARS - n           COMPOUND RETURN - tb
-----------     ------------       -----------          --------------------
31-Jul-94       $1,096.00             1.0000                  9.60%

08-Jan-93       $1,161.50             2.5572                  6.03%

(D)     GROWTH OF $10,000
(E)     GROWTH OF $50,000
(F)     GROWTH OF $100,000

FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION


$10,000         TOTAL            (D)   GROWTH OF         (E)   GROWTH OF                 (F)   GROWTH OF
INVESTED - P    RETURN - TR     $10,000 INVESTMENT - G  $50,000 INVESTMENT - G           $100,000 INVESTMENT - G
-----------     -----------     ---------------------   -------------------------        -----------------------
08-Jan-93           22.21              $12,221                 $61,105                           $122,210







                SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                       DEAN WITTER RETIREMENT SERIES STRATEGIST

(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)
(B) TOTAL RETURN (NO LOAD FUND)

                         _                                      _
                        |        ______________________  |
FORMULA:                |       |                |
                        |  /\ n |               EV       |
                   t  = |    \  |          -------------------      |  - 1
                        |     \ |                P       |
                        |      \|                 |
                        |_                        _|

                            EV
                  TR  = ----------        - 1
                             P

          t = AVERAGE ANNUAL COMPOUND RETURN
          n = NUMBER OF YEARS
         EV = ENDING VALUE
          P = INITIAL INVESTMENT
         TR = TOTAL RETURN

                                                 (B)                                                       (A)
  $1,000                EV AS OF                TOTAL                   NUMBER OF                     AVERAGE ANNUAL
INVESTED - P           31-Jul-95                RETURN - TR             YEARS - n                   COMPOUND RETURN - t
-----------            -----------              -----------             --------------------        -------------------
 31-Jul-94              $1,182.10                      18.21%                         1.0000                  18.21%

 07-Jan-93              $1,163.40                      16.34%                         2.5599                   6.09%

(C) AVERAGE ANNUAL TOTAL RETURNS (STANDARDIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                         _                                       _
                        |        ______________________  |
FORMULA:                |       |               |
                        |  /\ n |              EVb        |
                   tb = |    \  |          --------------------      |  - 1
                        |     \ |                P       |
                        |      \|                  |
                        |_                         _|

         tb = AVERAGE ANNUAL COMPOUND RETURN
              (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER) n = NUMBER OF YEARS
        EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
              ASSUMED BY FUND MANAGER)
          P = INITIAL INVESTMENT

                                                            (C)
$1,000           EVb AS OF          NUMBER OF           AVERAGE ANNUAL
INVESTED - P        31-Jul-95       YEARS - n           COMPOUND RETURN - tb
-----------     ------------       -----------          --------------------
31-Jul-94       $1,157.60             1.0000                 15.76%

07-Jan-93       $1,125.20             2.5599                  4.72%

(D)     GROWTH OF $10,000
(E)     GROWTH OF $50,000
(F)     GROWTH OF $100,000

FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION


$10,000         TOTAL            (D)   GROWTH OF         (E)   GROWTH OF                 (F)   GROWTH OF
INVESTED - P    RETURN - TR     $10,000 INVESTMENT - G  $50,000 INVESTMENT - G           $100,000 INVESTMENT - G
-----------     -----------     ---------------------   -------------------------        -----------------------
07-Jan-93           16.34              $11,634                 $58.170                           $116,340











                SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                      DEAN WITTER RETIREMENT SERIES VALUE ADDED

(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)
(B) TOTAL RETURN (NO LOAD FUND)

                         _                                      _
                        |        ______________________  |
FORMULA:                |       |                |
                        |  /\ n |               EV       |
                   t  = |    \  |          -------------------      |  - 1
                        |     \ |                P       |
                        |      \|                 |
                        |_                        _|

                            EV
                  TR  = ----------        - 1
                             P

          t = AVERAGE ANNUAL COMPOUND RETURN
          n = NUMBER OF YEARS
         EV = ENDING VALUE
          P = INITIAL INVESTMENT
         TR = TOTAL RETURN

                                                 (B)                                                       (A)
  $1,000                EV AS OF                TOTAL                   NUMBER OF                     AVERAGE ANNUAL
INVESTED - P           31-Jul-95                RETURN - TR             YEARS - n                   COMPOUND RETURN - t
-----------            -----------              -----------             --------------------        -------------------
 31-Jul-94              $1,226.50                      22.65%                         1.0000                   22.65%

 01-Feb-93              $1,345.00                      34.50%                         2.4914                   12.63%

(C) AVERAGE ANNUAL TOTAL RETURNS (STANDARDIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                         _                                       _
                        |        ______________________  |
FORMULA:                |       |               |
                        |  /\ n |              EVb        |
                   tb = |    \  |          --------------------      |  - 1
                        |     \ |                P       |
                        |      \|                  |
                        |_                         _|

         tb = AVERAGE ANNUAL COMPOUND RETURN
              (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER) n = NUMBER OF YEARS
        EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
              ASSUMED BY FUND MANAGER)
          P = INITIAL INVESTMENT

                                                            (C)
$1,000           EVb AS OF          NUMBER OF           AVERAGE ANNUAL
INVESTED - P        31-Jul-95       YEARS - n           COMPOUND RETURN - tb
-----------     ------------       -----------          --------------------
31-Jul-94       $1,202.60             1.0000                 20.26%

01-Feb-93       $1,309.00             2.4914                 11.41%

(D)     GROWTH OF $10,000
(E)     GROWTH OF $50,000
(F)     GROWTH OF $100,000

FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION


$10,000         TOTAL            (D)   GROWTH OF         (E)   GROWTH OF                 (F)   GROWTH OF
INVESTED - P    RETURN - TR     $10,000 INVESTMENT - G  $50,000 INVESTMENT - G           $100,000 INVESTMENT - G
-----------     -----------     ---------------------   -------------------------        -----------------------
01-Feb-93           34.50              $13,450                 $67,250                           $134,500








                SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                     DEAN WITTER RETIREMENT SERIES GLOBAL EQUITY

(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)
(B) TOTAL RETURN (NO LOAD FUND)

                         _                                      _
                        |        ______________________  |
FORMULA:                |       |                |
                        |  /\ n |               EV       |
                   t  = |    \  |          -------------------      |  - 1
                        |     \ |                P       |
                        |      \|                 |
                        |_                        _|

                            EV
                  TR  = ----------        - 1
                             P

          t = AVERAGE ANNUAL COMPOUND RETURN
          n = NUMBER OF YEARS
         EV = ENDING VALUE
          P = INITIAL INVESTMENT
         TR = TOTAL RETURN

                                                 (B)                                                       (A)
  $1,000                EV AS OF                TOTAL                   NUMBER OF                     AVERAGE ANNUAL
INVESTED - P           31-Jul-95                RETURN - TR             YEARS - n                   COMPOUND RETURN - t
-----------            -----------              -----------             --------------------        -------------------
 31-Jul-94              $1,060.80                       6.08%                         1.0000                   6.08%

 08-Jan-93              $1,134.70                      13.47%                         2.5572                   5.07%

(C) AVERAGE ANNUAL TOTAL RETURNS (STANDARDIZED COMPUTATIONS) WITHOUT WAIVER OF FEES AND ASSUMPTION OF EXPENSES.

                         _                                       _
                        |        ______________________  |
FORMULA:                |       |               |
                        |  /\ n |              EVb        |
                   tb = |    \  |          --------------------      |  - 1
                        |     \ |                P       |
                        |      \|                  |
                        |_                         _|

         tb = AVERAGE ANNUAL COMPOUND RETURN
              (DEDUCTION FOR EXPENSES ASSUMED BY FUND MANAGER) n = NUMBER OF YEARS
        EVb = ENDING VALUE (DEDUCTION FOR EXPENSES
              ASSUMED BY FUND MANAGER)
          P = INITIAL INVESTMENT

                                                            (C)
$1,000           EVb AS OF          NUMBER OF           AVERAGE ANNUAL
INVESTED - P        31-Jul-95       YEARS - n           COMPOUND RETURN - tb
-----------     ------------       -----------          --------------------
31-Jul-94       $1,038.50             1.0000                  3.85%

08-Jan-93       $1,106.00             2.5572                  4.02%

(D)     GROWTH OF $10,000
(E)     GROWTH OF $50,000
(F)     GROWTH OF $100,000

FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION


$10,000         TOTAL            (D)   GROWTH OF         (E)   GROWTH OF                 (F)   GROWTH OF
INVESTED - P    RETURN - TR     $10,000 INVESTMENT - G  $50,000 INVESTMENT - G           $100,000 INVESTMENT - G
-----------     -----------     ---------------------   -------------------------        -----------------------
08-Jan-93           13.47              $11,347                 $56,735                           $113,470